INCOME TAXES	12 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

The Company has incurred losses since inception, which have generated net operating loss carryforwards.  The net operating loss carryforwards arise from United States sources.

Pretax losses arising from United States operations were approximately $4,077,000 and $2,957,000 for the years ended September 30, 2020 and 2019.

The Company has net operating loss carryforwards of approximately $36,209,000 which expire in 2021-2038. Because it is not more likely than not that sufficient tax earnings will be generated to utilize the net operating loss carryforwards, a corresponding valuation allowance of approximately $8,248,000 was established as of September 30, 2020. Additionally, under the Tax Reform Act of 1986, the amounts of, and benefits from, net operating losses may be limited in certain circumstances, including a change in control.

Section 382 of the Internal Revenue Code generally imposes an annual limitation on the amount of net operating loss carryforwards that may be used to offset taxable income when a corporation has undergone significant changes in its stock ownership. There can be no assurance that the Company will be able to utilize any net operating loss carryforwards in the future. The Company is subject to possible tax examination for the years 2013 through 2020.

For the year ended September 30, 2020, the Company’s effective tax rate differs from the federal statutory rate principally due to net operating losses, interest expense and warrants issued for services.

The principal components of the Company’s deferred tax assets at September 30, 2020 and 2019 are as follows:

	2020	2019
U.S. operations loss carry forward at statutory rate of 21%	$ 6,536,413	$ 6,763,238
Deferred tax assets related to timing differences-accruals	1,746,486	192,897
Total	8,282,899	6,956,135
Less Valuation Allowance	(8,248,637)	(6,956,135)

Other	(34,263)	-
Deferred tax liabilities	(34,263)	-

Net Deferred Tax Assets	-	-
Change in Valuation allowance	$ (1,292,502)	$ (813,996)

A reconciliation of the United States Federal Statutory rate to the Company’s effective tax rate for the years ended September 30, 2020 and 2019 are as follows:

	2020	2019
Federal Statutory Rate	21.0%	21.0%
State Taxes	0.9%	0.0%
Meals	0.0%	0.0%
Warrants Int. Exp.	-8.8%	0.0%
PY True-up	-3.8%	0.0%
Increase in Income Taxes Resulting from:
Change in Valuation allowance	-9.3%	-21.0%
Effective Tax Rate	0.0%	0.0%

As of September 30, 2020, there were no uncertain tax positions. Management does not anticipate any future adjustments in the next twelve months which would result in a material change to its tax position. For the years ended September 30, 2020 and 2019, the Company did not have any interest and penalties.